September 27, 2018 NASDAQ: JBSS Exhibit 99.1

Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties. Forward-Looking Statements

One of the largest nut processors in the world with fiscal year 2018 net sales of approximately $889 million State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract manufacturing customers Dual consumer strategy of offering branded nut and dried fruit programs (Fisher, Orchard Valley Harvest, Squirrel Brand and Southern Style Nuts) and private brands Commodity procurement expertise with buyers averaging over 20+ years experience A category leader in packaging and product innovation Vertically integrated nut processing operation for pecans, peanuts and walnuts JBSS Corporate Overview

We Are Experts In Every Nut Type % of total gross sales Full assortment of nut types Full variety of value-added products Wide variety of dried fruit and other snack products Customized, unique product formulas Fiscal Year 2018

Consistent Success Over Past 6 Fiscal Years Diluted EPS Increased by 43% from FY 13 to FY 18 Net Sales increased by approximately 21% from FY 13 to FY 18

Yield based on average yearly stock price. 2018 through 9/04/18 We Return Cash to Our Shareholders

Fy 2018 results

8

Fisher recipe nuts maintained branded market share leadership and expanded retail distribution OVH revenue grew 65% due to new product introduction and new customers in the Consumer Distribution Channel Fisher snack launched “Oven Roasted, Never Fried” to support healthier consumption trends FY 2018 Accomplishments 9

Won Trail Mix Business Award at key Mass Merch customer Introduced new items at key Contract Manufacturing customers Grew Cashew Butter Business FY 2018 Accomplishments 10

Acquisition of Squirrel Brand and Southern Style Nuts expanded our presence in Club, Airlines and foodservice venues Expanded branded Club presence with OVH Glazed Pecan Salad Toppers Launched branded portfolio on Amazon and created brand stores for consumers Expanded distribution in health care and colleges/university bookstores FY 2018 Accomplishments 11

Sales channel updates

Fiscal 2018 Net Sales $889 Million Business Channel Diversification (Millions of $)

Fiscal 2018 Net Sales $590 Million FY 2018 Consumer Channel 11.2% vs. FY 17

Fiscal 2018 Net Sales $154 Million FY 2018 Commercial Ingredients Channel vs. FY 17 -6.4% Commercial Ingredients 17%

FY 2018 Contract Packaging Channel Fiscal 2018 Net Sales $145 Million vs. FY 17 -4.6% Contract Packaging 16%

Nut category review

Nut Commodity Prices Up Slightly in FY 18 Source: IRI: Nut Category – Multi Outlet Geography Time Periods: Total FY 11 Year Ending 7/3/11 to FY 2018 data ending 6/24/18 1% increase in FY 18, with a +4% average increase since FY 11

Retail Prices Up Across Cashews, Macs and Walnuts Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: FY 2018 data ending 6/24/18

Steady Category Revenue Growth Source: IRI: Total Nut Category – Multi Outlet Geography Time Periods: FY 11 Year Ending 7/3/11 to FY 2018 data ending 6/24/18

Fy 2018 financial milestones

In millions of $ 9.0% CAGR over 26.5 Years JBSS Stockholders’ Equity FY 1991-2018

Increased Pound Volume and Prices De-emphasized Industrial Sales, Lower Prices Low Carb Diet Run Up $889 million In millions of $ Decreased prices and volume 6.6% CAGR over 26.5 Years JBSS Net Sales FYs 1991-2018

In millions of $ Facility Consolidation Project 55% decline in total debt since 2007 JBSS Total Outstanding Debt FYs 1991-2018 Acquisition of Squirrel Brand

JBSS Total Outstanding Debt as % of Net Sales FYs 1991-2018

EBITDA EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market valuation.  In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.

Reconciliation of Net Income to EBITDA

* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure (in $ thousands) EBITDA Trends*

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

Fy 2018 brand marketing overview

Snack Nuts Grow Brands Recipe Nuts

Recipe Nuts

Fisher Recipe Slight Decline in Dollars and Flat in Pounds for FY 2018 Total Fisher Recipe Brand Growth FY 18 vs. FY 17 DOLLAR NET SALES POUND SALES Source: JBSS shipment data 52 week versus 52 week comparison Fisher Recipe Category only. Recipe Nuts (2)% FLAT

Fisher Recipe Market Share Almost Flat in FY 2018, but Up +11 Pts since FY 2013 Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2013 - 2018 Data Ending 6/24/18

Fisher Recipe Continued to Expand Distribution in FY 2018 New distribution at Meijer Stores New distribution at Publix Stores Recipe Nuts Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2013 - 2018 Data Ending 6/24/18

National Distribution Hawaii Updated 8.18.18 Recipe Distribution Fisher Recipe has Strong Distribution Nationally 36

Continue to Build Fisher Brand Equity with Food Network Sponsorship

Strong Social and Digital Support to Engage Consumers Influencer Marketing Social Media and Web Original PR photo content created and photographed by the Fisher Fresh Thinkers Influencer Network

In-store Support to Drive Purchases Displays Aisle Blades

Snack Nuts

Fisher Snack Increase in Both Dollars and Pounds in FY 18 Total Fisher Snack Growth FY 18 vs. FY 17 Snack Nuts Source: JBSS shipment data 52 week versus 52 week comparison Fisher Snack Category only. DOLLAR NET SALES 4% POUND SALES

Fisher Snack Market Share has been Flat Since FY 13 Source: IRI: Total Snack Nut Category – Multi Outlet Geography –Periods: FY 13 to FY 18 data ending 6/24/18.

Exciting, Differentiated New Product Launch in FY 18

Opportunity to Solidify Core Midwest Markets and Expand Beyond the Midwest Core . 44

Updated 8.18.18 Snack Distribution Reposition Fisher Snack and Expand Distribution Nationally 45

Strong Marketing Support to Communicate the Key Point of Difference Digital / Social & Print In Store Radio Sampling

Continued In-Stadium Marketing Support 47

Pure and Simple Goodness

Continued Strong Dollars and Pound Growth for Orchard Valley Harvest in FY 18 Orchard Valley Harvest Growth FY 18 vs. FY 17 +64% +65% DOLLAR NET SALES POUND SALES Source: JBSS shipment data 52 week versus 52 week comparison. Includes Orchard Valley Harvest brand

Increasing Share Growth for Orchard Valley Harvest Over the Last 2 Fiscal Years Source: IRI: Total Produce Nut Category – Multi Outlet Geography Time Periods: to FY 13 Year Ending 6/30/13 to FY 2018 data ending 6/24/18

Resulting in Orchard Valley Harvest being the Fastest Growing Brand in Nuts! % Change Total Dollars 63% Source: IRI – MULO Latest 52 weeks 6/24/18 versus prior year 51

Source: IRI: Total Produce Nut Category – Multi Outlet Geography Time Periods: to FY 13 Year Ending 6/30/13 to FY 2018 data ending 6/24/18 OVH Continues to Enjoy Steady Distribution Growth

BREAUX Markets 1 1 Distribution 2 2 National Distribution Updated 8.18.18 Orchard Valley Harvest Establishing a National Distribution Presence 53

Orchard Valley Harvest Multi - Packs Capitalize on 4 Key Platforms Wellness Indulgent Core Snack Salad Toppers 54

Salads are the #1 Usage Occasion for Nuts! Source: The NPD Group/NET In-Home Database, Indices for Seasonality of Total Nuts, Data for 10 Years Ending Nov 2011 We Have Expanded our Portfolio to Address Growing Usage of Nuts in Salads NO Artificial INGREDIENTS 8 Individual ServingsMulti Pack!

We’re Taking Orchard Valley Harvest “On the Go” 56

Social Media and Digital Support to Engage Consumers 57

In-Store Support to Drive Purchases 58

We Welcome the Newest Members of the JBSS Family 59

Squirrel Acquisition is a Strong Fit with Our “Expand Consumer Reach” Strategic Pillar 60

Expanding eCommerce Presence 61

Social Media Marketing Engages Consumers and Drives Awareness 62

Southern Style Nuts has Strong Equity in Hunter Mix Items 63

Thank You